UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2025

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2025 Inducement Award Plan

Effective May 1, 2025, the Board of Directors (the “Board”) of Wolfspeed, Inc. (the “Company”) adopted the Wolfspeed, Inc. 2025 Inducement Award Plan (the “Inducement Plan”) and reserved 2,000,000 shares of the Company’s common stock for issuance pursuant to equity awards granted under the Inducement Plan.

The Inducement Plan provides for the grant of equity-based awards, including stock options, stock appreciation rights, restricted stock and restricted stock units, performance shares and performance stock units, and other awards. The terms of the Inducement Plan are substantially similar to the Company’s 2023 Long-Term Incentive Compensation Plan, including with respect to treatment of equity awards in the event of a “change in control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the Section 303A.08 of the New York Stock Exchange Company Listed Manual (the “Inducement Listing Rule”).

Each award under the Inducement Plan is intended to qualify under the Inducement Listing Rule as a material employment inducement grant or as a limited exemption applicable to awards in the context of qualifying corporate acquisitions or mergers. In accordance with the Inducement Listing Rule, awards under the Inducement Plan may only be made to an individual who was not previously an employee or director of the Company, or who is to become employed by the Company following a bona fide period of interruption of employment.

The foregoing summary of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to the Inducement Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1	Wolfspeed, Inc. 2025 Inducement Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Melissa Garrett
Melissa Garrett
Senior Vice President and General Counsel

Date: May 7, 2025